Trade and other receivables	12 Months Ended
Mar. 31, 2018
Trade and other receivables [abstract]
Trade and other receivables
Trade and other receivables

Trade and other receivables are amounts which are due from our customers for services we have provided. Other receivables also include prepayments made by us, for example, property lease rentals paid in advance.

Trade and other receivables are initially recognised at fair value and subsequently measured at amortised cost, less any appropriate allowances for estimated irrecoverable amounts. A provision is established for irrecoverable amounts when there is objective evidence that amounts due under the original payment terms will not be collected.

	2018	2017¹
	£m	£m
Trade receivables	1,674	1,591
Accrued income	817	811
Prepayments	229	228
Other receivables	78	98
	2,798	2,728

1.	Comparative amounts have been represented to reflect the reclassification of commodity contract derivatives from trade and other receivables to derivatives (see note 16).

Trade receivables are non-interest-bearing and generally have a 30 to 90 days term. Due to their short maturities, the fair value of trade and other receivables approximates their book value.

Provision for impairment of receivables

	2018	2017
	£m	£m
At 1 April	424	349
Exchange adjustments	(42)	51
Charge for the year, net of recoveries	36	147
Uncollectible amounts written off against receivables	(109)	(121)
Disposal of UK Gas Distribution	—	(2)
At 31 March	309	424

Trade receivables past due but not impaired

	2018	2017
	£m	£m
Up to 3 months past due	271	238
3 to 6 months past due	73	67
Over 6 months past due	131	143
	475	448

For further information on our wholesale and retail credit risk, refer to note 30(a).